Exhibit 10.1

Securities Purchase Agreement

Securities Purchase Agreement (this “Agreement”) dated as of July 24, 2013, by and between Atlantic Footcare, Inc. (the “Purchaser”), and GTX Corp, a Nevada corporation (the “Company”).

Recitals

The Company desires to issue and the Purchaser desires to purchase (A) a convertible promissory note (the “Note”) in substantially the form attached hereto as Exhibit A, and (B) a warrant to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in substantially the form attached hereto as Exhibit B (the “Warrant”). The Note, the Warrant and any securities issuable upon conversion of the Note or upon exercise of the Warrant are collectively referred to herein as the “Securities”.

Now, Therefore, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Purchase and Sale of Note and Warrant.

1.1              Sale and Issuance of Note and Warrant. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Company agrees to sell and issue to the Purchaser the Note in the original principal amount of $200,000.00 (the “Commitment”) and the Warrant, each dated as of the Closing Date and completed with appropriate insertions.

1.2              Commitment to Lend, Subsequent Advances. Subject to the terms and conditions set forth in this Agreement, the Purchaser agrees to lend to Company in an amount up to the Commitment, as follows:

(i)                 $50,000.00 (comprised of $25,000.00 in cash and $25,000 in insole development and tooling costs associated with manufacturing insoles containing the Company’s GPS devices, the value of which shall be determined in the sole discretion of the Purchaser (the “Services”)) the cash portion of which shall be funded at the Closing (as defined below). (the “Initial Loan”); and

(ii)               3 installments of $50,000.00 (each comprised of $25,000 in cash and $25,000 in Services) the cash portion of each of which shall be funded on or about the 45th day after the Closing, the 75th day after the Closing and the 105th day after the Closing (each individually, a “Subsequent Advance” each Subsequent Advance, together with the Initial Loan, the “Term Loan”).

1.3              Closing; Delivery.

(a)               Closing Date. The closing of the purchase and sale of the Note and the Warrant (the “Closing”) shall be held on July 24, 2013 or on such other date as the parties may agree to, such other date being as soon thereafter as practicable (the “Closing Date”) at a place and time to be determined by the Company and Purchaser.

(b)               Deliveries at Closing. At the Closing (i) the Purchaser will deliver to the Company payment of the cash portion of the Initial Loan with respect to the Note and the Warrant by wire transfer from the Purchaser to a bank designated by the Company; and (ii) the Company shall issue and deliver to the Purchaser the original executed Note in favor of the Purchaser and the executed Warrant in favor of the Purchaser.

1.4              Use of Proceeds. The Company acknowledges and agrees that it must use the proceeds related to the sale of the Note and the Warrant for (i) operating capital of the Company and (ii) general corporate purposes related to the Company.

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2.                  Limited Registration Rights. This Section shall be applicable only if Purchaser is unable to dispose of the shares of Common Stock into which the Note may be converted and the Warrant may be exercised (the “Registrable Shares”) under Rule 144 as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). If the Company receives a request from the Purchaser as the holder of the Registrable Shares then outstanding that the Company file a Form S-1 registration statement or Form S-3 registration statement (if applicable) with respect to one hundred percent (100%) of the Registrable Shares then outstanding, then the Company shall, as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Purchaser, file a Form S-1 registration statement under the Securities Act covering all Registrable Shares that the Purchaser requested to be registered. The Company shall use its commercially reasonable efforts to cause such registration statement to become effective, including, but not limited to, preparing and filing with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement. All expenses incurred in connection with registrations, filings, or qualifications pursuant to this Section, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, of one counsel for the selling Purchaser, shall be borne and paid by the Company.

3.                  Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to the Purchaser as follows:

3.1              Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

3.2              Authorization. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Note and Warrant, has been taken prior to the Closing. This Agreement and the Note when executed and delivered by the Company, and the Warrant when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

3.3              Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, the Note and the Warrant, will be duly and validly issued, fully paid and nonassessable (as applicable), and free and clear of all liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of common stock (a) issuable upon the conversion of the Note and (b) that may be issued upon the exercise of the Warrant.

3.4              Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note and the Warrant or the consummation of any other transaction contemplated thereby or hereby shall have been obtained and will be effective at the Closing or, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

3.5              No Conflicts. The execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Note and the Warrant, will not (a) breach any law to which the Company or any of its subsidiaries or any of their assets is subject or any provision of its organizational documents, (b) breach any contract, order or permit to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its assets is subject, or (c) trigger any rights of first refusal, preferential purchase, or similar rights.

3.6              SEC Documents; Financial Statements. During the two years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foreoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by refereeing therein being herein referred to as the “SEC Documents”). Except as disclosed in the SEC Documents, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in light of the circumstance under which they are or were made.

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3.7              Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5 hereof, the offer, issue, and sale of the Note and the Warrant is and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4.                  Representations, Warranties and Covenants of the Purchaser. The Purchaser represents, warrants and covenants to the Company as follows:

4.1              Accredited Investor; Purchase for Own Account. The Purchaser represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser represents that it is acquiring the Note and the Warrant solely for its own account and beneficial interest for investment and not with a view to or for sale in connection with any distribution of the Securities, has no present intention of selling, or granting any participation in the same, and does not presently have reason to anticipate a change in such intention.

4.2              Information and Sophistication. The Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Note and the Warrant. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Warrant and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3              Ability to Bear Economic Risk and Knowledge of Certain Risk Factors. The Purchaser acknowledges that investment in the Note and the Warrant involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Note and the Warrant for an indefinite period of time and to suffer a complete loss of its investment. The Purchaser has evaluated the risks involved in investing in the Note and the Warrant, and has determined that the Note and the Warrant are suitable investments for the Purchaser.

4.4              Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or such disposition does not require registration under the Securities Act or any applicable state securities laws. In the event that Purchaser seeks to make a disposition of all or any portion of the Securities in the absence of registration under the Securities Act and any applicable state securities laws, Purchaser shall furnish an opinion of counsel reasonably satisfactory in form and in substance to the Company that such disposition is exempt from registration under the Securities Act and any applicable state securities laws.

5.                  Miscellaneous.

5.1              Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2              Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to the conflict of laws provisions thereof that would require the application of the law of another jurisdiction. THE PARTIES EACH HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS.

5.3              Counterparts; Delivery via Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as signatories. Executed counterparts of this Agreement may be delivered to the other parties via facsimile; provided, however, that originally executed signature pages to this Agreement shall be delivered (a) to the Company by the Purchaser and (b) to the Purchaser by the Company, within five business days of the date of this Agreement.

5.4              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5              Notices. Any notice required or permitted under this Agreement or the Note shall be given in writing and shall be deemed effectively given upon personal delivery, upon confirmation of facsimile delivery, one day after deposit with a national overnight courier service, or three days after deposit with the United States Post Office, postage prepaid, addressed to the Company at 117 W. 9th Street, Suite 1214, Los Angeles, CA 90015, or to the Purchaser at its address shown on the signature page hereto, or at such other address as such party may designate in writing to the other party.

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5.6              Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

5.7              Expenses. Except as outlined in Section 2 above, Company and Purchaser shall bear the entire cost of its own expenses and legal fees incurred on its behalf with respect to this Agreement, the Note, the Warrant and the transactions contemplated hereby and thereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Note or any other agreement entered into in conjunction herewith or therewith, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.8              Entire Agreement. This Agreement, the Note, the Warrant and the exhibits hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. In the event of a conflict with the terms of this Agreement and any of the other agreements or exhibits referenced herein, the terms and provisions of the other agreements and exhibits shall control and prevail.

5.9              Survival. The terms and provisions of this Agreement shall survive Closing and not be merged therein.

[Signature Page Follows]

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In Witness Whereof, the parties have executed this Securities Purchase Agreement as of the date first written above.

COMPANY

GTX Corp.,

a Nevada corporation

By: _/s/Patrick Bertagna________________

Name: Patrick Bertagna

Title: President and CEO

PURCHASER

Atlantic Footcare, Inc.,

a Rhode Island corporation

By: __/s/John Carroll _____________

Name: John Carroll

Title:

Address: 55 Locust Lane

Oakland, RI 02858

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